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Exhibit 99.1(a)

Consent of Director Nominee

Match Group, Inc. is filing a Registration Statement on Form S-1 (SEC File No. 333-207472) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Act, in connection with the initial public offering of common stock of Match Group, Inc. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Match Group, Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Sonali De Rycker Name: Sonali De Rycker

 Exhibit 99.1(b)

Consent of Director Nominee

Match Group, Inc. is filing a Registration Statement on Form S-1 (SEC File No. 333-207472) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the initial public offering of common stock of Match Group, Inc. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Match Group, Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Alan G. Spoon Name: Alan G. Spoon

 Exhibit 99.1(c)

Consent of Director Nominee

Match Group, Inc. is filing a Registration Statement on Form S-1 (SEC File No. 333-207472) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the initial public offering of common stock of Match Group, Inc. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Match Group, Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Mark Stein Name: Mark Stein

 Exhibit 99.1(d)

Consent of Director Nominee

Match Group, Inc. is filing a Registration Statement on Form S-1 (SEC File No. 333-207472) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the initial public offering of common stock of Match Group, Inc. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Match Group, Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Pamela S. Seymon Name: Pamela S. Seymon

 Exhibit 99.1(e)

Consent of Director Nominee

Match Group, Inc. is filing a Registration Statement on Form S-1 (SEC File No. 333-207472) with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Act, in connection with the initial public offering of common stock of Match Group, Inc. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Match Group, Inc. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Thomas J. McInerney Name: Thomas J. McInerney

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  Exhibit 99.1(a)
Consent of Director Nominee
  Exhibit 99.1(b)
Consent of Director Nominee
  Exhibit 99.1(c)
Consent of Director Nominee
  Exhibit 99.1(d)
Consent of Director Nominee
  Exhibit 99.1(e)
Consent of Director Nominee